Exhibit 10-2


                         CONSENT OF INDEPENDENT AUDITORS


         As independent public accountants, we hereby consent to the use of our report dated February 19, 1999 on the financial statements of Needham Growth Fund for the year ended December 31, 1998 and to all references to our Firm included in or made a part of the registration statement of The Needham Funds, Inc. filed on Form N-1A (Amendment No. 7), Investment Company Act of 1940 File No. 33-98310 with the Securities and Exchange Commission.



                                                        /s/ ARTHUR ANDERSEN LLP
                                                            -------------------
                                                            ARTHUR ANDERSEN LLP


New York, New York
February 26, 1999